UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2024

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WORTHINGTON ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

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Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Old Wilson Bridge Road

Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02:

On March 20, 2024, Worthington Enterprises, Inc. (the “Registrant”) issued a news release (the “Financial News Release”) reporting results for the three-month period ended February 29, 2024 (the fiscal 2024 third quarter). A copy of the Financial News Release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference.

The Registrant has included both financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and non-GAAP financial measures in the Financial News Release to provide investors with additional information that the Registrant believes allows for increased comparability of the performance of the Registrant’s ongoing operations from period to period. Please see the Financial News Release for further explanations of why the Registrant uses the non-GAAP financial measures and the reconciliations to the most comparable GAAP financial measures.

Item 8.01. Other Events.

On March 20, 2024, the Registrant issued a news release (the “Dividend Release”) reporting that its Board of Directors declared a quarterly cash dividend of $0.16 per share in respect of the Registrant’s common shares. The dividend was declared on March 20, 2024, and is payable on June 28, 2024 to shareholders of record at the close of business on June 14, 2024. A copy of the Dividend News Release is included with this Form 8‑K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:  The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Worthington Enterprises, Inc. on March 20, 2024 (Financial News Release)
99.2	News Release issued by Worthington Enterprises, Inc. on March 20, 2024 (Dividend Release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON ENTERPRISES, INC.

Date: March 20, 2024	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy
Vice President - General Counsel and Secretary